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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-A/A

                                (Amendment No. 3)


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          HERBALIFE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                                               22-2695420
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(State of Incorporation                                    (I.R.S. Employer
    or Organization)                                      Identification no.)

         1880 Century Park East
        Los Angeles, California                                90067
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(Address of Principal Executive Offices)                    (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act is and effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.[ ]                                    box.[X]


Securities Act registration statement                       0-15712
file number to which this form relates:           -----------------------------
                                                         (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each Class                      Name of Each Exchange on Which
  to be so Registered                      Each Class is to be Registered
  -------------------                      ------------------------------

          None                                           None
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Securities to be registered pursuant to Section 12(b) of the Act:

                              Class A Common Stock
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            The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of the Application for Registration on Form 8-A dated April 28, 1987:

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.         Description of Registrant's Securities to be Registered.

                The description of the Registrant's Class A Common Stock set forth under the caption "Description of the Class A and Class B Common Stock" in the Registrant's Definitive Proxy with respect to Herbalife International, Inc.'s December 11, 1997 Special Meeting of Stockholders as filed with the Securities and Exchange Commission on November 17, 1997 is incorporated herein by reference.

Item 2.         Exhibits

                1. Form of Amended and Restated Articles of Incorporation of the Registrant (as filed as Exhibit 1 to Form 8-K dated December 12, 1997 and incorporated herein by reference).

                2. Registrant's Bylaws as amended (as filed as Exhibit 3.2 to Registrant's Annual Report on Form 10-K, filed on March 31, 1997, and incorporated herein by reference).

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                                    SIGNATURE

            Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               HERBALIFE INTERNATIONAL, INC.


December 12, 1997              By:
                                           /s/ Christopher Pair
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                               Christopher Pair, Executive Vice President, Chief
                               Operating Officer and Secretary

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